长兴昌盛电气有限公司搬迁建设项目补充协议

甲方：浙江长兴经济开发区管理委员会

乙方：长兴昌盛电气有限公司

甲乙双方就长兴昌盛电气有限公司搬迁项目签订投资合作协议书，在乙方按约定付款且达到税收规模情况下，甲方给与奖励，签订本补充协议。

1、在乙方付清土地出让金（土地预付款），且按约定时间主体动工后，甲方按围墙红线内面积每亩 3 万奖励乙方。

2、在乙方付清土地出让金（土地预付款），且按约定时间主体全部竣工后，甲方按围墙红线内面积每亩 3 万奖励乙方。

3、在乙方投产情况下，甲方按围墙红线内面积每亩 2 万奖励乙方。

4、甲方按以上约定预先奖励乙方。当搬迁项目 2012 年年入库税收达不到 1208 万元时，应按照围墙红线内面积每亩 4 万返还奖励；当乙方在开发区内的项目 2013 年年入库税收达不到 1 亿元时，应按照围墙红线内面积每亩 4 万返还奖励。

二、本协议是 01017-1 号投资协议的补充，与该协议具有同等法律效力。本协议与该协议不一致的地方，以本协议为准。

三、本协议一式陆份，与 01017-1 号协议同时签订。本协议经双方代表人签章后生效。

甲方：浙江长兴经济开发区管理委员会

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乙方：长兴昌盛电气有限公司

法定代表人签字：